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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT



To the Member and Board of Directors of SDG&E Funding LLC:

We consent to the incorporation by reference in Amendment No. 4 to Registration Statement No. 333-30761 on Form S-3 of our report dated March 25, 1998 on SDG&E Funding LLC, appearing in this Annual Report on Form 10-K for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
-------------------------

San Diego, California
March 30, 1998